Catasys®

Corporate Presentation
September 2016

Safe Harbor

Forward-Looking Statements

Except for statements of historical fact, the matters presented in this presentation are forward-looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, changes in regulations or issuance of new regulations or interpretations, our inability to execute our business plan, increase our revenue and achieve profitability, lower than anticipated eligible members under our contracts, our inability to recognize revenue, lack of outcomes and statistically significant formal research studies, difficulty enrolling new and maintain existing members in our programs, the risk that treatment programs might not be effective, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the health care industry, the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern, our ability to raise additional capital when needed and our liquidity. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plan," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties we face, please refer to our Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Such forward-looking statements are current only as of the date they are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business Overview

- Catasys, Inc. provides proprietary big data based analytics and predictive modeling driven behavioral health management services for health plans
- Seeks to improve member health and, at the same time, lower costs to the insurer through the 52-week outpatient program, On*Trak*™

At a Glance (As of 9/20/2016)	
Ticker	CATS
Exchange	OTCBB
Headquarters	Los Angeles, CA
Stock Price	$1.20
52 Week Range	$0.25 - $1.55
Shares Outstanding	55.05 Million
Estimated Shares in the Public Float	6.17 Million
Market Capitalization	$66.1 Million
Fiscal Year End	December 31

Catasys®

Current Clients

aetna

Humana

CENTENE Corporation

COVENTRY Health Care

Advantra from Coventry Health Care

network health

Health Alliance

mhs health wisconsin

RELIANT MEDICAL GROUP

fallonhealth

Contracts covering ~5 MILLION Equivalent Lives

Notes: Covered lives represents total population covered by contracts from which eligible members are determined. Some contracts are in implementation and not currently enrolling members. Medicare Advantage lives calculated as commercial equivalent lives based on number of eligible members. Lives may change on a monthly basis due to member utilization, impactable cost calculations, and health plan customer or coverage changes.

Addressing a Costly Problem

Health Insurance Providers

- Healthcare-spending trajectory has leveled off but is not decreasing
  - Expected spending growth rate in 2016 is 6.5% vs. 6.8% in 2015
- Medical inflation still outpaces general economic inflation
  - Healthcare spending is now at 17.4% of GDP and expected to increase



Year-over-year growth in national health expenditures adjusted for inflation and % of total GDP
12%
9%
6%
3%
0%
% NHE growth
20%
15%
10%
5%
0%
NHE as a % of GDP
NHE as a % of GDP
17.4%
5.8%
5.2%
Trend (% NHE growth)
% NHE Growth
2.1%
1961
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2013
Source: National Health Expenditures data, Consumer Price Index data from Bureau of Labor Statistics, and PwC Health Research Institute analysis

- Insurers are under pressure to find cost-effective ways to lower health spending
- Members with behavioral health disorders average higher healthcare costs for covering health insurance providers

Source: PricewaterhouseCoopers. (June 2015). *Medical Cost Trend: Behind the Numbers 2016.*

Catasys®

Behavioral Health (BH) Disorders

- Approx. 20 million (~8.5%) adults in the U.S. met criteria for a substance use disorder (i.e., illicit drug or alcohol dependence or abuse)

- Anxiety disorders are the most common mental illness in the U.S., affecting 18.1% of adults, or approx. 43 million people age 18 and older. People with anxiety disorders are:
  - 3 to 5 times more likely to go to the doctor
  - 6 times more likely to be hospitalized for psychiatric disorders

- In 2013, an estimated 15.7 million U.S. adults aged 18 or older, or 6.7% of all U.S. adults, had at least one major depressive episode in the past year

Source: National Survey on Drug Use and Health, September 4, 2014: Substance Use and Mental Health Estimates from the 2013 National Survey on Drug Use and Health: Overview of Findings
National Institute of Mental Health (NIMH): Any Anxiety Disorder Among Adults - https://www.nimh.nih.gov/health/statistics/prevalence/any-anxiety-disorder-among-adults.shtml, January 2016.
National Institute of Mental Health (NIMH): Major Depression Among Adults - http://www.nimh.nih.gov/health/statistics/prevalence/major-depression-among-adults.shtml , January 2016.

BH Disorders & High Readmission

- Among the privately insured, mood disorders were the second leading cause for hospital readmissions
- Patients with substance abuse and mental health disorders are less likely to comply with treatment recommendations
  - 3x more likely to have repeated hospital admissions
- Mental health or substance abuse disorders were ranked 4 of top 10 reasons leading to higher 30 day readmission rates for Medicaid patients
- Catasys focuses on specific behavioral health disorders:
  - Substance use disorder (alcohol and drugs)
  - Anxiety
  - Depression

Source: OpenMinds, *Psychiatric 30-Day Readmission Rates Were 9% For Mood Disorders; 15% For Schizophrenia*, June 14, 2015
Kevin C. Heslin, Ph.D. and Audrey J. Weiss, Ph.D., *Hospital Readmissions Involving Psychiatric Disorders, 2012*, May 2015

Costs of Untreated BH Disorders

- High cost substance use disorder (SUD) members cost commercial health plans ~8x more than other members with the same medical conditions but no SUD
  - BH conditions exacerbate coexisting medical conditions, resulting in hospitalizations
  - Average annual claims of $30,000 (High SUD) vs. $3,250 (No SUD)

- Approximately 1 in 5 U.S. adults experiences a BH disorder in a given year
  - Less than half of these adults seek treatment

- Even when diagnosed, often do not receive treatment
  - Approximately only 1/3 of those suffering from anxiety disorders receive treatment
  - 73% of high cost SUD members have no claims for BH treatment in the last year
    - Character traits such as hidden, passive, care avoidant and do not self-identify
    - Do not seek or engage in BH care

Source: Catasys data and analysis
National Alliance on Mental Illness (NAMI), Mental Health By the Numbers - https://www.nami.org/Learn-More/Mental-Health-By-the-Numbers, January 2016.

Catasys

Unique Capabilities: *Identifying & Enrolling*

Catasys

Model for a Better Solution

- Contract with health insurance providers (Aetna, Humana, Centene, etc.) to provide targeted behavioral health management services to high cost members
  - Receives monthly, fee-for-service or upfront fees from health plans for enrolled members

- Catasys finds, engages and treats hidden, passive, care avoidant, high cost members
  - **Finds:** through analytics and predictive modeling, Catasys finds the right members driving current/future medical spend
  - **Engages:** using unique, sustained outreach and enrollment tactics, Catasys places members directly into On*Trak*
  - **Treats:** Catasys provides evidence based, 52 week outpatient treatment program, On*Trak*

- Validated Outcomes:
  - Pre-post, matched pair, retrospective cohort matched
  - Health plans are expanding geographically and/or by product

Catasys®

Knowing Who to Engage

- Using **BIG DATA…**
  - Receive medical claims data from contracted health insurance companies
  - Catasys uses predictive analytics and models to identify which members have coexisting behavioral and medical conditions to engage:
    - Solution initially focused on SUD members
    - Data mining techniques and analytics are used to identify which members are likely to have significant impactable costs
    - 73% of Catasys identified members do not have any behavioral health treatment claims in the last year - clear need for appropriate care
    - Eligible members average $30,000 annual claims expense



Source: Catasys data and analysis

Catasys®

Outreach & Enrollment

- Members struggling with behavioral disorders are typically difficult to engage
- Catasys' outreach program successfully convinces high cost members to enroll in the On*Trak* program
- "*Readiness to change*" is a critical factor in seeking treatment; On*Trak* uses multiple outreach tactics to increase engagement and ensure they are present when the member is "ready to change"
- Outreach tactics:

1. Use multiple modalities for outreach such as phone and mail outreach
2. Use motivating communication that is patient research driven
   - Utilize direct knowledge of trigger points
   - Research with SUD individuals to understand behaviors, motivators and fears
3. Build relationship and establish trust with Care Coach
   - Consistency of Care Coach or outreach specialist serves as point of contact over the outreach campaign, to facilitate comfort with enrollment

A Healthy Unique Solution

Catasys®

OnTrak™


52 Weeks
Engagement Until Enrolled
Medical & Pharmacological
Community Based Programs
Care Coaching
Psychosocial Treatments

Medical & Pharmacological (as appropriate)

- Medical evaluation and assessment
- Pharmacological intervention
- MD involvement

Psychosocial

- Proprietary On*Trak* manualized psychosocial treatment program
- Developed in coordination with leading experts in SUD, anxiety and depression
- Focused on Cognitive Behavioral and Motivational Enhancement Therapy

Care Coaching

- Personal Care Coach
- 52 weeks continuous support and coaching
- Helps assess, manage and support members' recovery

Integrated Approach

- The On*Trak* solution is a fully integrated approach that includes:
  - Predictive analytics to understand the right members to engage
  - Ongoing outreach and engagement
  - 52 week outpatient program
  - Care coach support
  - Integrated medical and psychosocial treatment
  - Member electronic clinical record
  - Evidence based treatment protocols
  - Provider training and ongoing evaluations
  - Development of select provider networks
  - High intensity



Catasys®

On*Trak* Results

- On*Trak* is designed to improve patient health for individuals with behavioral health conditions that exacerbate co-existing medical conditions, while lowering costs to the insurer.
- Approx. a 50% reduction in healthcare costs for enrolled members (Reductions in hospital days, ambulance usage, emergency room visits and more)
  - April 2015, Humana reported results of a retrospective evaluation of On*Trak* program in a poster at the American Society of Addiction Medicine
  - March 2015, published the results of a 'Matched Pairs' test demonstrating the effectiveness of the On*Trak* program.

Pre-Post Data: 2013 - 2014 ($PMPY)

	Pre	Post	% Change
Participants	$2,143	$1,151	*- 46%*
Eligible Non-Participants	$1,798	$2,052	*14%*
Difference			*-60%*

Source: Catasys and Humana data and analysis

Catasys®

Humana & Catasys Poster

- April 2015, Humana and Catasys reported the results of a retrospective evaluation of the effectiveness of the On*Trak* program in a poster at the American Society of Addiction Medicine.
- OBJECTIVE:
  - Compare changes in ER visits and inpatient hospitalizations for participants in the substance abuse treatment (SAT) group
  - Compare changes in total cost of care among participants in SAT group versus eligible individuals who did not participate (control)
- RESULTS:
  - 16% fewer ER visits
  - 67% fewer inpatient hospitalizations
  - 46% reduction in health care costs compared to a 14% increase in costs for the control group

Figure 2. PMPM Costs Pre and Post Treatment for Program Participants and Non Participants



$2,500
$2,000
$1,500
$1,000
$500
$0
Mean allowed claims PMPM
$2,143
$1,151
46%
$1,798
$2,052
14%
Participants
Eligible Non-participants
Pre
Post

PMPM costs were reduced by nearly half among participants

Catasys®

Business Model

Equivalent Lives

- In a Commercial population contract covering only SUD members, approximately 0.45% of the adult members will be eligible. We define the yield of eligible members from a Commercial contract as an Equivalent Life (EL)
- Medicare Advantage & Medicaid covered life is generally equivalent to 2.5 Equivalent Lives (ELs) due to the higher proportion of members that are eligible for our programs
- In a contract that covers SUD, depression and anxiety, 1 Commercial covered life is equivalent to 4.4 ELs
- In a SUD, depression and anxiety contract, 1 Medicare & Medicaid covered life is equivalent to 5.9 ELs
- Based on 1 million covered lives

	Commerical		Medicare & Medicaid	
	%	Lives	%	Lives
Eligible (SD)	0.45%	4,500	1.13%	11,250
Equivalent Lives (SD)	1.0x	1,000,000	2.5x	2,500,000
Eligible (SD, Dx, Ax)	2.00%	20,000	2.67%	26,700
Equivalent Lives (SD, Dx, Ax)	4.4x	4,444,444	5.93x	5,933,333

Source: Catasys' data and analytics derived from actual health plan claims data

Catasys®

Equivalent Lives Growth



Actual ELs at end of quarter
Potential ELs through 2016
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
2.3 Million
5.0 Million
7.5 Million
15 - 17 Million
17 - 20 Million

Catasys

Revenue Model

- Potential revenue based on 1 million Equivalent lives (ELs)

Revenue per patient enrolled	$8,500
Revenue per enrolled member at 80% retention (1)	$7,000
Assumed 20% enrollment in program	900
Revenue per million ELs	$6,300,000
Revenue per 10 million ELs	$63,000,000

- Equivalent lives is a leading indicator of the above revenue run rate 12 months after launch

(1) All amounts are estimates and are calculated on adult lives (age 18+). Retention rates reflect the number of members who remain eligible for the program that stay enrolled.

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006 and Catasys Analysis.

Catasys®

State Ramp Up

- Days to launch varies based on entrance in / into a state
  - 45 days to launch in a previously entered state
  - 90 days to launch into a new state
- Pre-launch Catasys is:
  - Using Big Data analytics to identify patients that can be significantly impacted in health and costs
  - Preparing marketing materials such as pamphlets, emails, etc.
  - Developing an in-state professional network:
    - Hiring and training outreach specialists and Care Coaches
    - Setting up provider network of medical doctors and psychologists; Independent providers are <u>not</u> our employees



20%
12 Months
from Launch
Day 1
Day 45
Day 90
Launch
45 - 90 Days

Enrollment

- Iterative process after entering into a new state
- Approximately 12 -15 months after launch to achieve steady state of 20% enrollment

Catasys

Expansion

- On*Trak* program is currently in Florida, Georgia, Illinois, Kansas, Kentucky, Louisiana, Massachusetts, Missouri, North Carolina, New Jersey, Oklahoma, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, West Virginia and Wisconsin
- Initial focus on high cost SUD populations for health plans, expanding into other BH conditions such as anxiety disorders and depression



Catasys®

Competition

- NO direct competition
- Behavioral health treatment is currently managed by behavioral health organizations and are generally under fixed fee contracts
  - Many high cost members with coexisting behavioral and medical conditions do not seek or receive behavioral health treatment (passive)
  - Focus on behavioral health utilization rather than total patient cost
  - Focus on accessibility rather than consistency of treatment approaches

Growth Opportunity

Catasys®

Growth Strategy

- **Year-over-Year Growth (%)**
  - 226% increase in ELs under contract from approximately 2.3 million at the end of 2015 to approximately 7.5 million covered ELs as of June 30, 2016
  - Q2 2015 enrollment increased 22% compared to the three months ended June 30, 2015
  - Q2 2016 enrollment increased 72% compared to the six months ended June 30, 2015
- **Expanding coverage for existing large customers from initial launch**
  - Humana - national agreement and additional line of business
  - Aetna/Coventry - additional state and line of business
  - Centene - additional line of business
  - Other customers in expansion discussions



Catasys®

Company Overview

Catasys®

Management Team

TERREN PEIZER, Founder, Chairman & Chief Executive Officer

- Founder of several health care and life science companies
- Extensive background in venture capital, investing, mergers and acquisitions, corporate finance
- Held senior executive positions with investment banking firms Goldman Sachs, First Boston and Drexel Burnham Lambert
- Chairman of Acuitas Group Holdings (75% Ownership of CATS)
- Chairman of Crede Capital Group, LLC, an industry leading Micro-Cap investment company
- Founder and Chairman of NeurMedix, Inc.

RICHARD ANDERSON, President & Chief Operating Officer

- One of main primary architects of the Catasys program, managing strategic development and day-to-day operations
- Over 15 years of healthcare experience and background in management, finance and mergers & acquisitions
- Served as Director and Founding Member of Catasys since July 2003 and an officer since April 2005
- Previously a Director and Founding member of PriceWaterhouseCoopers LLP's, Los Angeles office transaction support group

OMAR MANEJWALA, M.D., SVP & Chief Medical Officer

- Responsible for overseeing clinical affairs and leading new product development efforts at Catasys
- Psychiatrist and a Distinguished Fellow of the American Psychiatric Association
- Diplomate of the American Board of Addiction Medicine
- Extensive addiction experience and a passion for integrated treatment approaches
- Previously served as a Medical Director at Hazelden and associate medical director at the Farley Center and the executive chief resident in Psychiatry at Duke University Medical Center

SUSAN ETZEL, Chief Financial Officer

- Responsible for financial planning, reporting and risk management
- Over 15 years of increasing financial responsibility in both public and private companies
- Previously a Senior Auditor at Arthur Andersen LLP

W. GREGORY MCLANE, Chief Marketing and Strategy Officer

- Responsible for the overall marketing efforts for Catasys
- Led marketing activities for Magellan Health Services
- Founded Optimized Benefits, Inc., a health benefits company that replaced the one-size-fits-all HMO, PPO and CDHP plans with "Life Stage" plans
- Led strategy development and product development for CIGNA and ran consumer products businesses for Procter & Gamble, Campbell Soup and Nabisco

Catasys®

Company Highlights

- Experienced management team, combined 50+ years in healthcare
- Predictive analytics model utilizes proprietary analytics to help identify the members who are impactable with our solution
- Successful results in reducing total healthcare costs by >50%
- Proven growth
- Expansion opportunities: other high cost under-managed populations with behavioral health diagnosis including SUD, depression and anxiety disorders
- No direct competitors
- Scalable business
- Substantial pipeline with growth potential




The OnTrak™ program:
Better health. Lower costs.

For more information, please contact:

Corporate Contact:
11601 Wilshire Blvd., Suite 1100
Los Angeles, CA 90025
310-444-4300

Investor Contact:
Garth Russell / Allison Soss
KCSA Strategic Communications
grussell@kcsa.com / asoss@kcsa.com
212-896-1250 / 212-896-1267

Catasys®